Exhibit 99.1

MARTEN TRANSPORT ANNOUNCES FIRST QUARTER RESULTS

Net income improves 32.2% over first quarter of 2012; EPS at 32 cents

Marten Transport, Ltd. (Nasdaq/GS:MRTN) today reported a 32.2% increase in net income to $7.2 million, or 32 cents per diluted share, for the first quarter ended March 31, 2013, from $5.4 million, or 25 cents per diluted share, for the first quarter of 2012. It was Marten’s twelfth consecutive year-over-year increase in quarterly net income.

Operating revenue, consisting of revenue from truckload and logistics operations, increased to $164.5 million in the first quarter of 2013 from $151.5 million in the first quarter of 2012. Operating revenue, net of fuel surcharges, increased 8.2% to $132.7 million in the 2013 quarter from $122.6 million in the 2012 quarter. Fuel surcharge revenue increased to $31.7 million for the first quarter of 2013 from $28.8 million in the 2012 quarter.

Operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue, improved to 90.6% for the first quarter of 2013 from 92.2% for the first quarter of 2012.

Chairman and Chief Executive Officer Randolph L. Marten said, “We were able to demonstrate the strength of our multifaceted business model with a 32.2% improvement in net earnings for the quarter on an 8.6% increase in operating revenue. These gains were in large part driven by Marten Transport’s continued strategic focus on customer solutions, cost efficiencies and improvements in equipment utilization, with disciplined execution reflecting the talent and teamwork of the people of Marten.”

Marten Transport, with headquarters in Mondovi, Wis., is one of the leading temperature-sensitive truckload carriers in the United States. Marten specializes in transporting and distributing food and other consumer packaged goods that require a temperature-controlled or insulated environment. Marten offers service in the United States, Canada and Mexico, concentrating on expedited movements for high-volume customers. Marten’s common stock is traded on the Nasdaq Global Select Market under the symbol MRTN.

Since 2004, Marten Transport’s results and consolidated financial statements have included the accounts of MW Logistics, LLC, or MWL, a third-party provider of logistics services to the transportation industry. On March 28, 2013, a member of MWL made a capital contribution to MWL. Accordingly, effective as of that date, Marten was no longer the primary beneficiary, deconsolidated MWL and started accounting for its ownership interest in MWL under the equity method of accounting.

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from those expressed in such forward-looking statements. Important factors known to the Company that could cause actual results to differ materially from those discussed in the forward-looking statements are discussed in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS: Tim Kohl, President, and Jim Hinnendael, Chief Financial Officer, of Marten Transport, Ltd., 715-926-4216.

MARTEN TRANSPORT, LTD.

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited)

(In thousands, except share information)	March 31, 2013	December 31, 2012

ASSETS
Current assets:
Cash and cash equivalents	$9,041	$3,473
Receivables:
Trade, net	65,990	66,239
Other	5,388	7,177
Prepaid expenses and other	13,466	15,490
Deferred income taxes	3,260	3,155
Total current assets	97,145	95,534
Property and equipment:
Revenue equipment, buildings and land, office equipment and other	560,017	551,136
Accumulated depreciation	(152,071)	(156,660)
Net property and equipment	407,946	394,476
Other assets	3,206	613
TOTAL ASSETS	$508,297	$490,623

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$47,718	$33,062
Insurance and claims accruals	13,588	13,838
Total current liabilities	61,306	46,900
Long-term debt, less current maturities	-	2,726
Deferred income taxes	110,743	109,074
Total liabilities	172,049	158,700

Stockholders’ equity:
Marten Transport, Ltd. stockholders’ equity:
Preferred stock, $.01 par value per share; 2,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock, $.01 par value per share; 48,000,000 shares authorized; 22,121,505 shares at March 31, 2013, and 22,109,619 shares at December 31, 2012, issued and outstanding	221	221
Additional paid-in capital	82,918	82,679
Retained earnings	253,109	246,460
Total Marten Transport, Ltd. stockholders’ equity	336,248	329,360
Noncontrolling interest	-	2,563
Total stockholders’ equity	336,248	331,923
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$508,297	$490,623

MARTEN TRANSPORT, LTD.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(In thousands, except per share information)	2013	2012

OPERATING REVENUE	$164,474	$151,474

OPERATING EXPENSES (INCOME):
Salaries, wages and benefits	42,125	38,271
Purchased transportation	34,184	29,859
Fuel and fuel taxes	40,323	39,124
Supplies and maintenance	9,533	9,536
Depreciation	15,688	14,535
Operating taxes and licenses	1,770	1,582
Insurance and claims	5,811	5,822
Communications and utilities	1,283	1,211
Gain on disposition of revenue equipment	(2,415)	(1,525)
Other	3,634	3,540

Total operating expenses	151,936	141,955

OPERATING INCOME	12,538	9,519

NET INTEREST INCOME	(15)	(21)

INCOME BEFORE INCOME TAXES	12,553	9,540
Less: Income before income taxes attributable to noncontrolling interest	84	161

INCOME BEFORE INCOME TAXES ATTRIBUTABLE TO MARTEN TRANSPORT, LTD.	12,469	9,379

PROVISION FOR INCOME TAXES	5,267	3,933

NET INCOME	$7,202	$5,446

BASIC EARNINGS PER COMMON SHARE	$0.33	$0.25

DILUTED EARNINGS PER COMMON SHARE	$0.32	$0.25

DIVIDENDS PAID PER COMMON SHARE	$0.025	$0.02

MARTEN TRANSPORT, LTD.

SEGMENT INFORMATION

(Unaudited)

	Three Months Ended March 31,		Dollar Change Three Months Ended March 31,	Percentage Change Three Months Ended March 31,
(Dollars in thousands)	2013	2012	2013 vs. 2012	2013 vs. 2012
Operating revenue:
Truckload revenue, net of fuel surcharge revenue	$94,965	$89,198	$5,767	6.5%
Truckload fuel surcharge revenue	26,769	25,253	1,516	6.0
Total Truckload revenue	121,734	114,451	7,283	6.4

Logistics revenue, net of intermodal fuel surcharge revenue	37,760	33,436	4,324	12.9
Intermodal fuel surcharge revenue	4,980	3,587	1,393	38.8
Total Logistics revenue	42,740	37,023	5,717	15.4

Total operating revenue	$164,474	$151,474	$13,000	8.6%

Operating income:
Truckload	$10,000	$7,128	$2,872	40.3%
Logistics	2,538	2,391	147	6.1
Total operating income	$12,538	$9,519	$3,019	31.7%

Operating ratio:
Truckload	91.8%	93.8%		(2.1)%
Logistics	94.1	93.5		0.6
Consolidated operating ratio	92.4%	93.7%		(1.4)%

MARTEN TRANSPORT, LTD.

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2013	2012
Truckload Segment:
Total Truckload revenue (in thousands)	$121,734	$114,451
Average truckload revenue, net of fuel surcharges, per tractor per week(1)	$3,368	$3,197
Average tractors(1)	2,193	2,146
Average miles per trip	627	618
Non-revenue miles percentage(2)	10.7%	11.0%
Total miles – company-employed drivers (in thousands)	54,895	51,281
Total miles – independent contractors (in thousands)	941	1,264

Logistics Segment:
Total Logistics revenue (in thousands)	$42,740	$37,023
Brokerage:
Marten Transport
Revenue (in thousands)	$14,469	$13,706
Loads	9,430	8,086
MWL
Revenue (in thousands)	$6,676	$8,245
Loads	3,758	3,682
Intermodal:
Revenue (in thousands)	$21,595	$15,072
Loads	8,590	5,842
Average tractors	78	56

At March 31, 2013 and March 31, 2012:
Total tractors(1)	2,256	2,141
Average age of company tractors (in years)	1.8	2.4
Total trailers	4,115	4,035
Average age of company trailers (in years)	2.4	2.3
Ratio of trailers to tractors(1)	1.8	1.9

	Three Months Ended March 31,
(In thousands)	2013	2012

Net cash provided by operating activities	$21,994	$19,779
Net cash used for investing activities	13,085	15,173

Weighted average shares outstanding:
Basic	22,121	22,033
Diluted	22,214	22,141

(1)	Includes tractors driven by both company-employed drivers and independent contractors. Independent contractors provided 49 and 52 tractors as of March 31, 2013, and 2012, respectively.

(2)	Represents the percentage of miles for which the company is not compensated.